UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 2, 2005

BankAtlantic Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Florida	34-027228	65-0507804
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1750 East Sunrise Blvd Ft. Lauderdale, Florida		33304

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 954-760-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

     The information in this item (including Exhibit 99.1) is being furnished by BankAtlantic Bancorp, Inc. (the “Company”) pursuant to Item 9.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act.

     Attached as Exhibit 99.1, and incorporated herein by reference, is a press release issued on February 2, 2005 by the Company’s subsidiary, Ryan Beck & Co. (“Ryan Beck”). The attached press release includes information relevant to the Company’s financial results for the quarter and year ended December 31, 2004. The Company published those quarterly and year-end financial results in a January 25, 2005 press release, which was furnished on Form 8-K on January 26, 2005.

     Except for historical information contained in the attached press release, the matters disclosed in it contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). When used in the press release, the words “plan,” “look forward,” “may” and similar expressions identify certain of such forward-looking statements. Ryan Beck’s actual growth, results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements in the press release. Such forward-looking statements are based largely on expectations concerning Ryan Beck and are subject to a number of risks and uncertainties that are subject to change based on factors that are, in many instances, beyond the Company’s and Ryan Beck’s control. These include, but are not limited to: risks and uncertainties associated with Ryan Beck’s operations, products and services; changes in economic or regulatory policies; Ryan Beck’s ability to recruit and retain financial consultants; the volatility of the stock market and fixed income markets; the impact of economic conditions on Ryan Beck’s revenue mix; and the success of Ryan Beck’s new lines of business and growth initiatives. In addition to the risks and uncertainties identified above, reference is made to the risks and uncertainties detailed in reports filed by the Company with the Securities and Exchange Commission. The Company cautions that the foregoing factors are not exclusive.

Item 9.01 Financial Statements and Exhibits

     (c) Press Release dated February 2, 2005

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2005

BANKATLANTIC BANCORP, INC.
By:	/s/ James A. White
Executive Vice President - Chief Financial Officer